Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of June 13, 2008 (this “Agreement”) is entered into among Great Plains Energy Incorporated, a Missouri corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders, JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of May 11, 2006 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions therein in the appropriate alphabetical order:

“2004 Aquila Credit Agreement” means that certain Revolving Credit Agreement, dated as of September 20, 2004, among Aquila, as borrower, the lenders from time to time party thereto, Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent, joint lead arranger and sole bookrunner, Citigroup Global Markets Inc., as joint lead arranger and documentation agent, and Lehman Brothers Inc., as joint lead arranger and syndication agent, as amended or otherwise modified from time to time.

“2005 Aquila Credit Agreement” means that certain Credit Agreement, dated as of August 31, 2005, among Aquila, as borrower, the banks from time to time party thereto and Union Bank of California, N.A., as administrative agent, issuing bank and sole lead arranger, as amended or otherwise modified from time to time.

“2005 Aquila Loan Documents” means the 2005 Aquila Credit Agreement and the Loan Documents (as defined in the 2005 Aquila Credit Agreement).

“Third Amendment Effective Date” means June 13, 2008.

(b)           Section 6.12(xiv) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(xiv)  (a) Liens on (including Liens arising out of the sale of) accounts receivable and/or contracts which will give rise to accounts receivable of KCPL, Strategic Energy, L.L.C. and, following the consummation of the Aquila Acquisition, Aquila and (b) Liens on (including Liens arising out of the sale of) accounts receivable and/or contracts (other than those described in the foregoing clause (a)) which will give rise to accounts receivable of the Borrower or any Subsidiary in an aggregate amount not at any time exceeding $10,000,000.”

(c)           Section 6.12(xix) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(xix)   Liens on Property of (a) Strategic Energy, L.L.C. and its Subsidiaries securing Indebtedness of Strategic Energy, L.L.C. under a credit facility providing for revolving credit advances to Strategic Energy, L.L.C. in an aggregate amount not exceeding $175,000,000 and (b) upon the consummation of the Aquila Acquisition, Aquila and its Subsidiaries securing Indebtedness under the 2005 Aquila Loan Documents and the continuation or replacement of such Liens in connection with any refinancing or restructuring of the 2005 Aquila Credit Agreement; provided that (i) the aggregate principal amount of any Indebtedness incurred under any such refinancing or restructuring shall not exceed $300,000,000 and (ii) any such refinancing or restructuring shall be on terms no more restrictive, as a whole, than the terms of the 2005 Aquila Credit Agreement in effect on the Third Amendment Effective Date.”

(d)           The proviso in Section 6.16 of the Credit Agreement is hereby amended to read as follows:

      “provided, that (a) the foregoing provisions of this Section 6.16 shall not prohibit the Borrower or any Significant Subsidiary from entering into any debt instrument containing a total debt to capitalization covenant, (b) Strategic Energy, L.L.C. may be a party to a credit agreement restricting its ability to pay dividends to the Borrower if a breach of any financial covenant in such agreement exists or would result from such payment so long as any such financial covenant is customary for similarly-situated companies, and (c) following the consummation of the Aquila Acquisition, Aquila may continue to be a party to the 2004 Aquila Credit Agreement and the 2005 Aquila Credit Agreement and any refinancing or restructuring of the 2004 Aquila Credit Agreement and/or the 2005 Aquila Credit Agreement which, in each case, restrict Aquila’s ability to pay dividends; provided that (i) the aggregate principal amount of any Indebtedness incurred under any such refinancing or restructuring of the 2005 Aquila Credit Agreement shall not exceed $300,000,000 and (ii) any such refinancing or restructuring shall be on terms no more restrictive, as a whole, than the terms of the 2004 Aquila Credit Agreement or the 2005 Aquila Credit Agreement, as applicable, in each case, as in effect on the Third Amendment Effective Date.”

2.           Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Required Lenders.

3.           Miscellaneous.

(a)           Except as herein specifically agreed, the Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

    (b)           The Borrower hereby represents and warrants as follows:

(i)           The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c)           The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	GREAT PLAINS ENERGY INCORPORATED A Missouri corporation
	By:	/s/ Michael W. Cline
	Name:	Michael W. Cline
	Title:	Vice President – Investor Relations and Treasurer

LENDERS:	BANK OF AMERICA, N.A., Individually in its capacity as a Lender and its capacity as Administrative Agent
	By:	/s/ Patrick N. Martin
	Name:	Patrick N. Martin
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
	By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

BNP PARIBAS
	By:	/s/ Francis J. Delaney
	Name:	Francis J. Delaney
	Title:	Managing Director

	By:	/a/ Ravina Advani
	Name:	Ravina Advani
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LIMITED, NEW YORK BRANCH
	By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title	Authorized Signatory

WACHOVIA BANK
	By:	/s/ Leanne S. Phillips
	Name:	Leanne S. Phillips
	Title:	Director
THIRD AMENDMENT AGREEMENT GREAT PLAINS ENERGY INCORPORATED

BANK OF NEW YORK
	By:	/s/ Richard A. Matthews
	Name:	Richard A. Matthews
	Title:	Vice President

KEY BANK NATIONAL ASSOCIATION
	By:	/s/Keven D. Smith
	Name	Keven D. Smith
	Title:	Senior Vice President

THE BANK OF NOVA SCOTIA
	By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

UMB BANK, N.A.
	By:	/s/ Robert P. Elbert
	Name:	Robert P. Elbert
	Title:	Senior Vice President

COMMERCE BANK, N.A.
	By:	/s/ R. David Emley, Jr.
	Name:	R. David Emley, Jr.
	Title:	Vice President

THIRD AMENDMENT AGREEMENT
GREAT PLAINS ENERGY INCORPORATED